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                                 EXHIBIT (11)(a)

                        Consent of KPMG Peat Marwick LLP




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                         INDEPENDENT AUDITORS' CONSENT


The Board of Trustees of
American Performance Funds:



We consent to the use of our report dated October 9, 1998 for the American Performance Funds as incorporated by reference herein and to the reference to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information included herein.





                                            /s/ KPMG PEAT MARWICK LLP

                                            KPMG Peat Marwick LLP



Columbus, Ohio
October 29, 1998